                                                                   EXHIBIT 10.22

                           AGREEMENT # ______________

MOSCOW                                                          JANUARY 31, 2006

________________ (hereinafter referred to as the "BROADCASTER") (BASIC STATE
REGISTRATION NUMBER [OGRN] 1027739137887) in the person of
___________________________________, acting on the basis of
______________________________________________, on the one hand, and
_______________________________ (hereinafter referred to as the "AGENCY") in the person of ____________________, acting on the basis of ________________, on the other hand, hereinafter jointly referred to as the "PARTIES", have concluded the present Agreement on the following:

                                 1. DEFINITIONS

For the purpose of the present Agreement, the definitions and expressions below have the following meanings:

"NETWORK PROGRAM BLOCK" means a combined audiovisual work (the result of intellectual activity) created by CJSC "Network of television stations" (further
"CTC") for using by the Broadcaster as transmission through on-air broadcasting
(Article 40 of the RF Law "On Copyright and Neighboring Rights") and
transmission of cable broadcasting (Article 41 of the RF Law "On Copyright and
Neighboring Rights") pursuant to the contract concluded between the Broadcaster and CTC (hereinafter referred to as the "Network contract").

"REGIONAL WINDOW" means a time interval scheduled within the Network Program
Block that allows the substitution of audiovisual works in the Network Program
Block for any other programming at the discretion of the Broadcaster pursuant to the Network contract.

"ADVERTISING" means information on a physical or legal person, goods, ideas, undertakings (advertising information) intended for an uncertain circle of persons and aimed to form or support interest to these physical, legal persons, goods, ideas, undertakings and to promote realization of goods, ideas and undertakings.

"COMMERCIAL" means an audiovisual work containing advertising with the time-keeping of up to 120 (one hundred and twenty) seconds inclusive.

"LOGOTYPE" means an original tracing of the advertiser's name used as a symbol of the goods and frequently being its trade mark. The said tracing in the static or dynamic form is placed in any corner of the picture.

"RUNNING LINE" means an advertising message broadcasted inside TV programs, between TV programs, in Broadcaster's announcements and prompts by imposing to the television image of static and/or dynamic text image in the bottom part of the television screen.

"SPONSOR" means a physical person or a legal entity making a contribution in the form of property, results of intellectual activity, services, work, etc., to the production of a TV program or the broadcasting of a sports event with the aim to promote its own or another person's brand or trade mark or its own activities, products or any other direct or indirect commercial interests through placing the sponsor advertising on TV channel air.

"SPONSORSHIP ADVERTISING" means advertising about the sponsor, i.e. a legal entity or a physical person contributing into program producing or into broadcasting of an entertainment event (concert, festival, etc.) in the form of property, results of intellectual activity, services, work, etc., with the aim to promote its own or another person's brand or trade mark or its own activities, products or any other direct or indirect commercial interest.

"SOCIAL ADVERTISING" represents public and state interests and serves charity purposes.

Social Advertising shall promote neither business entities nor individual entrepreneurs, nor their specific brands (models, articles) or the brands
(models, articles) of products resulting from the business activity of non-profit organizations.

"CROSS-PROMOTION" means advertising information on any third parties (further called "Contractors"), if the Contractor(-s) place(-s) in turn the advertising information on the Broadcaster pursuant to provisions of the contracts concluded by the Broadcaster with a Contractor(-s). Contractors for the purposes of the present paragraph of the Contract can be only mass media (mass media office, publishers), and the advertising information presented by them for accommodation can only be about the Contractor or corresponding mass-media (mass-media group of the corresponding Contractor), or other persons affiliated with the
Broadcaster (CTC-MEDIA). Any other categories of Contractors should be preliminarily coordinated with the Agency.

"BROADCASTER'S OWN INFORMATION" means announcements of television programs of
CTC and the Broadcaster issued in Network program blocks and Regional Windows as well as announcement of actions prepared and conducted by CTC or Broadcaster independently without participation of any third party. The said definition shall not extend to advertising of other broadcasters in Network program blocks, advertising of legally independent structures founded with participation of the
Broadcaster, as well as projects conducted with participation of any third party.

"UNAUTHORIZED ADVERTISING" means advertising placed by the Broadcaster into
Network program blocks or Regional Windows without receipt of preliminary written approval of the Agency. The said definition shall also extend to advertising placed inside the Broadcaster's own information.

The concept of unauthorized advertising shall not include:

a) Headbands of CTC and/or Broadcaster opening and closing advertising blocks not containing advertising of any third parties;

b) Broadcaster's own information;

c) information on any third parties stipulated by para 2.4. of the present
Contract.

"CLIENTS" means advertisers or any other third parties representing the advertisers pursuant to respective contracts.

"NETWORK ADVERTISING" means advertising obligatory for airing within Network program blocks according to the Network contract and not subject to exclusion from the Broadcaster's air or replacement with any other audiovisual products.

"REGIONAL ADVERTISING" means advertising placed by the Broadcaster in the
Network program blocks and Regional Windows within specially defined time intervals and subject to distribution exclusively within the limits of
Territory.

"TERRITORY" means - ____________________, wherein the Broadcaster shall carry out distribution of Network program blocks and Regional Windows according to the
License Series __ # ____ issued on __________ by _______________________, the copy of which shall be Appendix 7 to the present Contract, and the Network contract.

"ADVERTISING SERVICE" means placing by the Broadcaster within the Network
Program Blocks and Regional windows (EMM "CTC-Moscow") of regional advertising pursuant to the contracts entered into by the Agency in its own name, but on the account of the Broadcaster, in the form of Commercials or any other form determined by additional agreement hereto, including Social advertising distributed on payment basis.

"REPORTING PERIOD" means one calendar month.

"THE PRIME TIME" means continuous time intervals that have the greatest watching capacity - (time period from 18:00 till 24:00 hours local time).

"BROADCASTER'S ACTUAL GROSS ADVERTISING BROADCAST REVENUE for the Reported
Period" (Actual Gross Broadcast Revenue) means:

          o    Sales revenues on regional advertising transactions entered into by the Agency regarding placement of advertising in Network program blocks and Regional windows;

          o    Sales revenues on advertising transactions entered into by the
               Broadcaster with the Clients regarding placement of advertising in Network program blocks and Regional windows prior to
               concluding of the present Agreement, where advertising placement is executed from January 01, 2006, as well as on advertising transactions entered into between the Broadcaster (or any
               authorized persons) and the Clients after signing the present
               Agreement with a written consent of the Agency (excluding
               transactions on Cross-promotion and Social advertising on behalf of the Broadcaster).

          o    Non-sale income (penalties, fines and other non-sale income) due to the Broadcaster and actually collected by the Agency or directly by the Broadcaster under contracts with Clients
               concluded by the Agency with the aims of executing the present
               Agreement;

          o    Indemnity due to the Broadcaster actually received by the Agency or directly by the Broadcaster regarding transactions with
               Clients concluded by the Agency with the aim of executing the present Agreement.

                           2. SUBJECT OF THE AGREEMENT

2.1. The present Agreement shall be deemed a mixed-type agreement as defined by
Article 421 of the Civil Code of the Russian Federation. In the present
Agreement, the Parties set forth arrangements regarding commission services
(section 2.1.1 of the present Agreement), as well as contract and reimbursable services (section 2.1.2 of the present Agreement). The names used for reference to the Parties shall in no way be used to interpret the nature of their relationship and are identified exclusively for convenience.

          2.1.1. In accordance with this Agreement, the Broadcaster shall engage the Agency, and the Agency shall be obliged for a commission fee to conclude up to December 31, 2010 in the Agency's name, but for the account of the Broadcaster, contracts with Clients for advertising services of the Broadcaster for the period of January 01, 2006 to
          December 31, 2010 regarding placing of Regional advertising in the
          Network program blocks and Regional windows under the procedure stipulated herein.

          2.1.2. In accordance with this Agreement, the Agency shall render to the Broadcaster on a compensated basis certain services according to the list as defined in Appendix 2 to the present Agreement.

2.2. Within the valid period of the present Agreement the Agency shall act exclusively: realize services on placement of Regional advertising in the
Network program blocks and Regional windows distributed by the Broadcaster, and the Broadcaster, on their part, shall be

obliged neither to present to any third parties the right to conclude the mentioned contracts nor render independently services on placement of
Advertising without written consent of the Agency and coordination with the
Agency of the conditions of such placement (excluding cases stipulated in para
2.4. of the present Agreement).

2.3. The Broadcaster shall take obligations on distribution of the Regional advertising presented by the Agency on the basis of contracts concluded within the limits of the Territory with Clients (pursuant to the conditions of the present Agreement).

          For rendering the Agency's services on the conclusion of contracts with Clients on placement of regional advertising in the Network program blocks and Regional windows, the Broadcaster shall be obliged to provide the following volumes of time allocated for placement of regional advertising:

          o    6% (Six percent) of the duration of the corresponding Network program block (according to the conditions of the Network
               contract) for 24-hours broadcast (not taking into account
               Regional windows duration),

          o    as well as the volume of advertising time in Regional windows permitted by the current legislation (according to the
               Broadcaster's program schedule) but for the exception stipulated by the present Agreement.

          The Parties shall acknowledge and agree that the total amount of advertising in the Network program blocks and the Regional Windows distributed by the Broadcaster in the Territory cannot exceed the limits established by the legislation of the Russian Federation on advertising, and upon its definition the Network advertising placed on air of the Broadcaster not subject to exclusion from the Network program blocks shall also be taken into account.
Should the placement of Network and Regional advertising in full the in Network program blocks and the Regional Windows distributed by the Broadcaster lead to infringement of requirements of the legislation regarding the volume of advertising, the Network advertising volume shall remain constant, and updating shall be carried out due to time allocated for accommodation of Regional advertising. Hereunder the Parties agree that such updating should be distributed as much as possible in regular intervals within the air day (prime time /beyond prime time) and, whenever possible, be coordinated with the Agency.

          2.4. The Parties have agreed that the Broadcaster shall have the right to place on air independently (in Network program blocks and Regional Windows)
Cross-promotion as well as the Social advertising placed at the expense of the
Broadcaster.

          Total amount of the advertising time allocated for placement of such materials (Cross-promotion and the Social advertising placed at the expense of the Broadcaster), in any case cannot be more than 7 % from the time specified in para 2.3. The volume of the advertising time offered for placing the advertising presented by the Agency (otherwise conditions of placement of Cross-promotion and Social advertising should be preliminary coordinated with the Agency), cannot be to the detriment of commercial sales of the Agency and should be distributed as much as possible in regular intervals within the air day (prime time /beyond prime time).

          Should the Broadcaster not use the right provided by the present paragraph regarding placement of Cross-promotion and Social advertising, the
Broadcaster shall notify the Agency thereon not later than 14 days prior to the date of the prospective air broadcast.

          2.5. On their part, the Broadcaster shall undertake to pay to the
Agency the commission for fulfillment of transactions at the rate and under the procedure established by the present Agreement as well as to pay for the rendered services.

          2.6. The present Agreement shall not extend to Advertising in the form of Sponsorship advertising, pre-election campaign and the Social advertising distributed at the expense of the Broadcaster. The Parties have also agreed that inclusion to the subject of the Agreement of any other kind of Advertising besides a Commercial (including, but not being limited, the Sponsorship advertising, Logotype, ((Running line)), etc.), shall require signing by the
Parties of a special additional agreement to the present Agreement.

          2.7. Execution by the Agency of conditions of para 4.6.3, 4.7, 4.10,
5.2, 8.3 of the present Agreement shall be guaranteed by ZAO "Video
International" Group of Companies" with a subsidiary responsibility of the guarantor. The contract of the guarantee shall be concluded with the specified guarantor.

                          3. OBLIGATIONS OF THE PARTIES

3.1. The Broadcaster shall:

          3.1.1. present to the Agency the exclusive right to conclude with clients contracts on realization of services on placement of Regional advertising in Network program blocks and Regional Windows. The Broadcaster shall undertake not grant to any third party the right to make in their interest and at his expense transactions fulfillment of which is entrusted to the Agency under the present Agreement.

          The Broadcaster shall have the right independently, without participation of the Agency to realize Services on placing of the Regional advertising in Network program blocks and Regional Windows only with the preliminary written consent of the Agency and on the conditions coordinated with the Agency.

          The preliminary coordination shall not be required for placing by the
Broadcaster of their own information, the Social advertising placed at the expense of the Broadcaster, and Cross-promotion (except for the cases directly stipulated by the present Agreement).

          3.1.2. In due time present to the Agency the information necessary for fulfillment of transactions with Clients. Within three days from the moment of signing the present Agreement the Broadcaster shall present to the Agency a prospective Viewing grid (the schedule of programs of Network program blocks and
Regional Windows) of the Broadcaster for the first quarter of 2006, and further present to the Agency a prospective Viewing grid in the shortest terms after its formation.

          In the prospective Viewing grid presented by the Broadcaster to the
Agency the schedule of time intervals intended for placing the Regional advertising under transactions made by Agency, both in programs of Network program blocks, and in Regional Windows, as well as time intervals intended for
Broadcaster's Own information, Social advertising placed at the expense of the
Broadcaster and Cross-promotion.

          Advertising in the form of overlapping (Logotype, ((Running line)), etc.) can be placed only in those television programs in which Advertising can be placed according to the legislation of the Russian Federation and concerning which the Parties have entered into an additional agreement to the present
Agreement regarding an opportunity to place such kind of Advertising.

          The prospective Viewing grid shall be presented signed by the authorized person of the Broadcaster and certified with the original stamp of the Broadcaster.

          The Broadcaster shall present to the Agency a current Viewing grid
(programs of Network program blocks and Regional Windows) for each calendar week not later than for _____ (___________) calendar days prior to the beginning of corresponding calendar week.

          3.1.3. Have the right to make changes to a current Viewing grid having notified the Agency about such changes in the operative order not less than for
___ (________) calendar days before implementation of changes (if the changes come into force during or right after the state holidays (days off) - not less than for ___ (_____) calendar days prior to the first day off).

          The prior notification can be not given to the Agency only in cases of making the specified changes quickly due to the events of the state importance defined by the Broadcaster's editorial policy, should the prior notification of the Agency on the given changes be impossible

due to the objective bases and under the condition of written informing of the
Agency thereon (on the day of modification).

          If such quickly implemented changes have led to the fact that any advertising of clients was not placed air of the Broadcaster, in such cases the services on accommodation of advertising shall be compensated to Clients by accommodation of the not-placed advertising in the Network program blocks and
Regional Windows during similar time and in similar (equivalent) programs within the nearest days or, as agreed, during another time and in other programs (if the Client refuses from placing the advertising during another time and in the other programs, the Broadcaster shall be obliged to return the sum of cost of the corresponding services on placing the advertising, if such placement has already been paid for).

          3.1.4. Provide accommodation of Regional advertising in Network program blocks and Regional Windows according to the approved schedules of accommodation of regional advertising presented by the Agency (media-plans), and in view of conditions of para 3.1.2. of the Agreement.

          Schedules of accommodation shall be presented signed by the authorized person of the Agency and certified by the original stamp of Agency not later than 4 (Four) days prior to date of the first airing of corresponding
Advertising.

          Provide distribution of regional advertising to Network program blocks and Regional Windows within the limits of the Territory in exact conformity with contracts concluded by the Agency (with observance of positions of the subpara
((e)) item 3.2.1. of the present Agreement) with Clients regarding placement of
Regional advertising.

          3.1.5. Inform the Agency on all failures which have occurred under placing of Regional advertising. The notice should be given to the Agency not later than in 24 (Twenty four) hours from the moment when the corresponding
Advertising should go on air of the Broadcaster according to the approved schedule of accommodation (See para. 3.1.4. of the present Agreement) or, if the failure in accommodation of Regional advertising has occurred on a day-off, on the first business day after such failure.

          3.1.6. Have the right not to accept an advertising for accommodation in case if it does not correspond to the requirements of the Broadcaster regarding its technical characteristics of similar sorts of video production, mismatch ethical, political and thematic principles of the Broadcaster, if the content and/or decoration of advertising does not correspond to the requirements of the Russian legislation, as well on the days declared by the order of the
Broadcaster free from advertising.

          The Broadcaster shall immediately notify the Agency on refusal in accommodation of Advertising on the specified bases and suggest to replace the rejected Advertising or to bring it in accordance with requirements of the
Broadcaster and/or the legislation of the Russian Federation.

          If the Broadcaster refuses to place the advertising within the days declared by the order of the Broadcaster free from advertising, service on accommodation of such advertising shall be compensated to Clients by accommodation of the not-placed advertising in the Network program blocks and
Regional Windows during similar time and in similar programs within the nearest days or, as agreed, during another time and in other programs (if the Client refuses from placing the advertising during another time and in the other programs, the Broadcaster shall be obliged to return the sum of cost of the corresponding services on placing the advertising, if such placement has already been paid for). Such cases of not-placement of advertising shall not constitute infringement of the obligations by the Broadcaster.

          3.1.7. Render to the Agency all possible assistance in performance of their obligations under the present Agreement, render necessary technical, consulting and informational support.

          3.1.8. Carry out full daily video-recording of the Broadcaster's air
(Network program blocks and Regional Windows); keep the video-recordings within
1 (One) year from the date of their output on air and present them upon demand of the Agency within 3 days from the moment of inquiry receipt. Video-recording should begin 3 (Three) minutes prior to the beginning of the advertising block and come to an end in 3 (Three) minutes after the termination of the advertising block.

          3.1.9. In due time (in ten-day term after inquiry receipt) present to the Agency on-air information under the Broadcaster's form confirming accommodation of Regional advertising in Network program blocks and Regional windows.

          3.1.10. All inquiries of Agency addressed to the Broadcaster
(regarding an opportunity of accommodation of disputable promotional materials in Network program blocks and Regional Windows, etc.) should be considered by the Broadcaster within two business days upon the Agency inquiry receipt, and the answer shall be directed within the same term to the Agency in writing (by fax and express service). Should the answer be not available within the set period (silence of the Broadcaster), the Agency shall have the right to act as follows:

     o    If the inquiry contained a question requiring an unequivocal answer -
          "yes" or "no", the Agency shall consider the silence of the
          Broadcaster as the "yes" answer.

     o    If the inquiry asked for the opinion of the Broadcaster on any disputable issue, the Agency shall consider the silence of the
          Broadcaster as the consent of the latter to fulfillment by the Agency of actions under the discretion of the Agency.

          The actions of the Agency accomplished according to the given conditions, shall be considered accomplished within the limits of performance of the conditions of the present Agreement without excess of powers, and in case of occurrence of any adverse consequences as a result of the specified actions the
Agency shall not bear any responsibility (except for the cases when the Agency has accepted Advertising with infringement of the requirements of the current legislation of the Russian Federation set for the placed Advertising).

3.2. The Agency shall:

          3.2.1. Enter into transactions with clients for the sale of Regional
          Advertising acting primarily for the benefit of the Broadcaster and in accordance with the terms and conditions of the present Agreement.

               A) When entering into contracts with Clients, the Agency shall enter into contracts on those terms that are the most favorable for the Broadcaster. The cost of advertising services when entering into contracts with certain clients shall be determined based on the contract price calculation method (Appendix 1).

               B) The Agency shall have all rights and bear all obligations under contracts with Clients made on a commission basis even where the Broadcaster is specifically named in any such contract and entered into a direct relationship with Clients.

               C) For the purposes of the present Agreement, the Agency shall have the right to enter into sub-commission contracts with other legal entities and/or individuals as long as it remains fully liable to the Broadcaster for performance by such sub-commission agent (hereunder only a subsidiary or a parent company of the
               Agency can act as a sub-commission agent. Otherwise the
               sub-commission agent is subject to the obligatory prior approval of the Broadcaster).

               D) If any unforeseen circumstances arise that prevent performance under any advertising services contract concluded with the
               Client, the Agency shall immediately notify the Broadcaster of the same presenting the proof.

               If provisions of the contract concluded by the Agency on its own behalf, but at the expense of the Broadcaster, are broken by the
               Client, the Agency shall be obliged to inform immediately the
               Broadcaster thereon presenting the proof.

               E) The following provisions shall be included into contracts with
               Clients:

               "The Client shall be fully liable for the content and design of any advertising delivered hereunder and for the breach of
               copyrights or allied rights with respect to the artistic work and objects of allied rights included in the advertising. All
               pecuniary claims for damages, including those asserted by authors and holders of allied rights, with respect to advertising shall be settled by the Client using its own resources and at its own expense."

               In case of losses of the Broadcaster caused by infringement by the Client of the rights of any third party concerning products and execution included into Advertising, as well as requirements of the legislation concerning the content and design of
               Advertising, the Client shall compensate to the Broadcaster all the incurred losses caused by such infringement.

     2. The Agency (Broadcaster) shall have the right not to place advertising on the days declared by the order of the Broadcaster free from advertising (para
3.1.6.) as well as the right to reject and not to accept for accommodation
Advertising in case of its inconsistence to ethical, political and thematic principles of the Broadcaster, as well as to the current legislation of the
Russian Federation.

     3. Upon conclusion by the Agency of contracts with Clients, the latter shall guarantee that the promotional materials presented and placed according to the present Agreement are not propaganda in the sense of the Federal law dd.
June 12th, 2002 # 67-FZ ((On the basic guarantees of suffrage and the rights to participation in referendum of citizens of the Russian Federation)).

     In the event that the advertised physical person or elective association
(political party, structural division of a political party, public organization, social movement) becomes participant of elective process (i.e. during the election campaign in the territory of the Russian Federation, the physical person gets the status of the candidate, fiduciary, authorized representative on financial questions of the candidate or an elective association/block, and an elective association notifies the corresponding elective commission on promotion of candidates/lists of candidates thereby or a part of the selective block) as well as in case if the founder, the proprietor, the owner and (or) a member of the management body of the advertised legal person are the persons who have become by participants of the elective process (candidates, members or the authorized representatives of the initiative group on carrying out of a referendum, other group of participants of a referendum), in case when surnames or images of these persons are used in the promotional material, the Client shall be obliged to inform the Agency immediately on the specified circumstances attaching the necessary documents, thereafter the concluded contract regarding rendering services on accommodation of the corresponding promotional materials shall be subject to cancellation, and promotional materials shall be removed from air within 2 (two) business days from the moment of the notice.

     If in the advertising images presented by the Client to the Agency for placing there will be contained images or mentioning of physical persons or elective associations which can become participants of the elective process on the corresponding elections (the Agency has certain bases to believe that these persons become participants of elective process) or any other information that can be qualified as infringement of the legislation of the Russian Federation on elections, the Client shall be obliged within 1 (One) business day from the date of official publication of the decision on calling the corresponding elections for the territory

within the limits of which advertising under the present Agreement is extended to present to the Agency the written confirmation guaranteeing that the physical person or elective association in this or that way mentioned or shown in the promotional materials, will not take part in the corresponding elections.

     In the event that such written confirmation is not presented, rendering of services on accommodation of advertising within the limits of the concluded contract shall cease, and the contract shall be subject to cancellation, and promotional materials shall not be not subject to accommodation on air of the
Broadcaster.

     Upon cancellation of the corresponding transaction due to the above-stated
basis the Client shall be obliged to pay to the Agency the cost of services on accommodation of the advertising, rendered as of the moment of its cancellation.

     4. If the advertised activity is subject to licensing, the Advertising presented for accommodation on air of the Broadcaster should contain number of the license and the name of the body that issued this license. Advertising of the goods subject to obligatory certification should be accompanied by a mark
"subject to obligatory certification".

     The Client shall obligatorily present to the Agency properly certified copies of licenses, if the advertised activity is subject to licensing, and certificates of conformity, if the advertised goods (services) are subject to obligatory certification.

     The Client shall present documentary acknowledgement of reliability of the information contained in advertising upon inquiry of the Agency in two-day term.

     5. Contracts with Clients should provide the condition on the possibility of unilateral cancellation of the contracts by the Agency with the notice of
Clients thereon for no more than 30 (Thirty) days prior to prospective date of cancellation of the contract.

     6. If the money resources from the Client come not as a lump sum, but two and more payments the Agency takes into account money resources coming from them, first of all, as repayment of debts of the Client on payment for the rendered services (if available); after full repayment of available debts the coming money resources shall be taken into account as payment for the services rendered in the reported month; further, after full payment of the services rendered in reported month, the coming money resources shall be considered as advance payment for rendering of services next month.

     7. As per the date of each reported period end not less than 80% (Eighty percent) of the cost of services rendered in the reported period, should be paid by clients. The remaining 20% (Twenty percent) of the cost for rendered services should be paid: by the Clients located within the limits of the
Territory, - not later than in 30 (Thirty) days from the moment of the termination of the corresponding reported period; by the Clients located outside the limits of the Territory, - not later than in 60 (Sixty) days from the moment of the termination of the corresponding reported period.

     If after 30 (Thirty) or, correspondingly, 60 (Sixty) days from the moment of the termination of the corresponding reported period the rendered services will not be completely paid for by Clients (further such bill receivable is called ((Doubtful bill receivable))), the Advertising presented by the corresponding Client shall be obligatorily removed from air and be not accepted any more for accommodation before full repayment by the corresponding Client of the Doubtful bill receivable.

     8. The responsibility of the Agency (and as consequence, of the
Broadcaster) for infringement of the order of accommodation and/or distribution of advertising cannot exceed the double accommodation of the corresponding
Advertising during similar time (in the equivalent television program) or the double size of the cost of accommodation of the corresponding advertising.

          3.2.2. Present the Advertising received from Clients for accommodation in the Network program blocks and Regional Windows not later than 4 (Four)
     calendar days prior to going into air or within another term agreed by the
     Parties upon the act of transfer of video-units. The Advertising shall be presented to the Broadcaster in PAL system with the rerecorded sound and exposed time-code on Betacam Digital videocassettes (further -
     "Cartridges"), in PAL system or in other formats and on other video-units agreed by the Parties.

          3.2.3. Have the right to direct to the Broadcaster inquiry on the possibility of accommodation of disputable promotional materials in the
     Network program blocks and Regional Windows, etc.

          3.2.4. Accept from Clients, check for correctness of the design and keep the certificates presented by the Clients regarding the use of works of the Russian and foreign authors in the Advertising. Present to the
     Broadcaster the information received from the Clients on the use of works of the Russian and foreign authors in the Advertising (under the form of the Broadcaster) within the terms stipulated by para 3.2.2. of the present
     Agreement.

          3.2.5. Accept from Clients and upon demand of the Broadcaster present to the latter the copies of the corresponding certificates and/or corresponding licenses. If the advertised activity is subject to licensing or the advertised goods are subject to obligatory certification, the Agency shall present to the Broadcaster advertising with the corresponding marks.
     In case of granting by the Agency to the Broadcaster of promotional materials without the specified marks, the given materials shall be subject to replacement in the shortest terms and cannot be placed by the
     Broadcaster in the Network program blocks and/or Regional Windows.

          Storage of the specified documents shall be carried out by the Agency in a uniform package with schedules of accommodation.

          3.2.6. Direct to the Broadcaster an application for accommodation of advertising on air of the Broadcaster in the form of the advertising accommodation schedule (media-plan) indicating the Tele-channel, the period
     (terms) of accommodation of the advertising, cost of services on accommodation of the advertising and other conditions necessary for rendering the services.

          3.2.7. Direct to the Broadcaster reports on execution of the commission assignment under the procedure established by the present
     Agreement under the form specified in the Appendix 6.

          3.2.8. Present promotional and informational materials of the Clients, accompanying and working documentation to the Broadcaster not later than 4
     (Four) days prior to the date of the first output of corresponding
     Advertising on air of the Broadcaster within the limits of the Territory
     (or within the other term additionally agreed by the Parties by means of telephone or facsimile communication).

          3.2.9. The Parties shall agree that the Agency shall have the right upon performance of the commission assignment of the Broadcaster to realize services on accommodation of Regional advertising both through conclusion of separate transactions (contracts) with Clients only on rendering of services on accommodation of Regional advertising by the Broadcaster in the
     Network program blocks and Regional Windows in the Territory, and through conclusion with the Client of uniform transactions (contracts) on rendering to the Client of services on accommodation of advertising by other persons on air of other telechannels, licenses for air broadcast for which are issued to other persons (so-called ((batch sales))), and the Broadcaster shall not object to such way/variant of realization of their services. The
     Agency shall inform the Broadcaster on realization of services by way of
     ((Batch sales)) by locating of the corresponding information in the report of the Agency.

          The conclusion of the specified uniform transactions (contracts) shall be made on the basis of execution by the Agency of the assignment in the interests of the Broadcaster (principal) and on the conditions most favourable to them proceeding from objectively existing circumstances
     (status of the advertising market; demand and supply on the market of services on accommodation of advertising on air of televisions companies;
     volumes and other restrictions for advertising on the TV established legislatively; technical opportunities of the Broadcaster and other tele-broadcasters in corresponding territories, change of such technical opportunities; quantity of participants of the market (market sectors) and their media-activity; needs of advertisers; features of media planning of the advertiser, the period of accommodation and expenditure of the advertising budget, the seasonal factor; the sum of the advertising budget of the advertiser including the one planned to accommodation on all tele-channels of the corresponding city and directly on air of the
     Broadcaster; behaviour of competitors of the advertiser in the advertising policy (sum of budgets, periods of accommodation, choice of advertising carriers and mass-media) and other factors).

     4.   COMPENSATION  TO THE AGENCY AND THE COST OF ITS SERVICES. SETTELEMENT
          PROCEDURE AND PRESENTING OF SETTLEMENT AND REPROTING DOCUMENTS

4.1. Cost of services on accommodation of regional advertising in contracts with clients-residents or the clients-non-residents carrying out payment in the
Russian roubles shall be established in Russian roubles and for contracts with the clients-non-residents carrying out payment in US dollars or in any other foreign currency, - in US dollars.

Services of the Broadcaster on accommodation of regional advertising shall be subject to value added tax.

4.2. COMMISSION:

4.2.1. The size of commission of the Agency for fulfillment of transactions with clients will be coordinated by the Parties in the Appendix/additional agreement to the present Agreement and defined as a part (percent) from the actual gross revenues of the Broadcaster (not taking into account the value added tax) in the given reported period.

The commission thus calculated is subject to value added tax according to the current legislation of the Russian Federation, and payment of the whole sum with
VAT shall be made by the Broadcaster under the procedure established correspondingly in para 4.6., 4.16. of the present Agreement.

The right to commission shall arise with the Agency from the moment of actual rendering by the Broadcaster of services on accommodation of regional advertising in the reported period.

4.2.2. Upon definition of the commission of the Agency within the limits of execution of the commission assignment for fulfillment by the Agency of transactions with clients-non-residents in US dollars, the size of the commission for each reported period shall be defined in roubles at the rate of the Central Bank of the Russian Federation effective for the last date of the reported period.

4.3. Cost of services of the Agency according to para 2.1.2. of the present
Agreement shall be coordinated by the Parties in the Appendix/additional agreement to the present Agreement and defined as a part (percent) from actual gross revenues of the Broadcaster (not taking into account the value added tax)
in the given reported period.

The cost of services thus calculated is subject to value added tax according to the current legislation of the Russian Federation, and payment of the whole sum with VAT shall be made by the Broadcaster under the procedure established correspondingly in para 4.6., 4.16. of the present Agreement.

4.4. All sums withheld by the Agency on the settlement account, except for the sums specified in para 4.10. of the present Agreement as well as other cases directly coordinated by the Parties, shall be advance payment paid to the Agency on account of its commission and payment for services.

4.5. In case if the sum of advance payment withheld on the settlement account of the Agency on account of payment of the commission or the cost of services exceeds the sum of the commission or cost of services due to the Agency for the reported period, unduly withheld sum shall be considered as advance payment on the commission or on payment for services at the cross-cancellation of the debts for the next month.

The balance of calculations with the Broadcaster on payment of the commission and cost of services shall be reflected in the Acts specified in para 4.13.

4.6. Payment under contracts with the clients concluded by the Agency shall be carried out in the following order:

4.6.1. Payment under contracts concluded by the Agency with clients-residents or clients-non-residents carrying out payment in Russian roubles shall come to the settlement account of the Agency.

4.6.2. From the money resources received from clients the Agency shall keep on the settlement account 15% (Fifteen percent) of the sum received to the account
(as advance payment on the commission and payment for services).

4.6.3. Payment under contracts of the Agency with clients in roubles of the
Russian Federation shall come to the settlement accounts of the Agency. Within 5
(Five) banking days the Agency shall be obliged to transfer to the Broadcaster the money resources received under contracts taking into account para 4.6.2. of the present Agreement. The specified five-day term shall be estimated from the moment of transfer of the money to the settlement account of the Agency.

At the conclusion with the client of the transaction (contract) on rendering to the latter services on accommodation of regional advertising in a package on air of several tele-channels (several Broadcasters) according to para 3.2.9. of the present Agreement, transfer by the Agency to the Broadcaster of money resources in payment for the rendered services that were received from advertisers shall be carried out not later than 10 (ten) days from the moment of the termination of the corresponding reported period.

4.6.4. Within the frames of the present Agreement the Parties shall provide an opportunity of receipt of payment under contracts concluded by the Agency with the clients according to conditions of the present Agreement directly to the settlement account of the Broadcaster (according to the financial assignment of the Agency addressed to the corresponding client).

In this case the Broadcaster shall direct to the Agency within three banking days from the moment of receipt of the appendix to the bank extract confirming the fact of transfer of money resources to the settlement account of the
Broadcaster, the information on the amount of the received money resources from the client and the money resources due to the Agency.

In this case the Agency shall keep the sum at the rate of 15% (Fifteen percent)
from the money resources received to the settlement account of the Broadcaster from the money resources coming from other clients to the settlement account of the Agency and belonging the Broadcaster.

4.6.5. As per the date of each reported period end not less than 80% (Eighty percent) of the cost of services rendered in the reported period, should be paid by clients. The remaining 20% (Twenty percent) of the cost for rendered services should be paid: by the Clients located within the limits of the
Territory, - not later than in 30 (Thirty) days from the moment of the termination of the corresponding reported period; by the Clients located outside the limits of the Territory, - not later than in 60 (Sixty) days from the moment of the termination of the corresponding

reported period. The mentioned terms should be obligatorily taken into account by the Agency when concluding transactions with the Clients.

If after 30 (Thirty) or, correspondingly, 60 (Sixty) days from the moment of the termination of the corresponding reported period the rendered services will not be completely paid for by Clients (further such bill receivable is called
((Doubtful bill receivable))), the Advertising presented by the corresponding
Client shall be obligatorily removed from air and be not accepted any more for accommodation before full repayment by the corresponding Client of the Doubtful bill receivable. On the date of each reported period end not less than 80%
(Eighty percent) of the cost of the services rendered in the reported period should be paid by clients. The remained 20% (Twenty percent) costs of the rendered services should be paid: the Clients located within the limits of
Territory, - not later than in 30 (Thirty) days from the moment of the termination of the corresponding accounting period; the Clients located outside of limits of Territory, - not later than through 60 (Sixty) days from the moment of the termination of the corresponding accounting period. Hereunder the Parties in the operative order shall coordinate the further actions on claiming from the
Client of the sum of debts and penal sanctions for untimely payment.

4.7. Upon conclusion Agency of transactions with clients-non-residents in US dollars, the Agency shall within four bank days from the moment of transfer of money resources to the currency transit account of the Agency transfer the money resources received from the non-resident in full to the currency transit account of the Broadcaster.

When transferring money resources the Agency shall direct to the Broadcaster a copy of the payment assignment.

4.8. The Parties have agreed that under certain circumstances (absence of the transit currency account, requirement of the Russian legislation, etc.)
realization of calculations according to para 4.7. of the present Agreement is impossible, the Broadcaster hereby can charge the Agency to carry out the sale of the currency means received from clients belonging the Broadcaster, into the national currency of the Russian Federation (the Russian roubles) in full.

The Agency shall be obliged within 3 (Three) bank days from the moment of realization of sale of currency means to transfer to the settlement account of the Broadcaster all the received money resources in Russian roubles minus the sum making 15% (Fifteen percent) of the currency means that came from the client in the Russian roubles at the rate of the Russian rouble to the US dollar established by the Central Bank of the Russian Federation effective on the date of receipt of currency means to the transit currency account of the Agency (on account of payment of the commission and services of the Agency).

Upon transferring the money resources the Agency shall direct to the Broadcaster a copy of the payment assignment.

4.9. If money resources from the Client come not as a lump sum, but in two and more payments the Agency shall take into account money resources coming from them, first of all, as repayment of debts of the Client on payment for the rendered services (if available); after full repayment of available debts the coming money resources shall be taken into account as payment for the services rendered in the reported month; further, after full payment of the services rendered in reported month, the coming money resources shall be considered as advance payment for rendering of services next month. The given order of the account by the Agency of receipts from Clients should be stipulated by conditions of the corresponding contracts concluded by the Agency with Clients.

4.10. If the Client or the Broadcaster shall prior to the beginning or during rendering services on accommodation of advertising unilaterally refuse from execution of the contract on rendering of services completely or in its any part, or there come other conditions demanding returning of money resources to the settlement or transit currency account of the Client, the Agency shall have the right to transfer to the clients money resources in roubles of the Russian
Federation

subject to returning by the latter according to contracts concluded with them, including at the expense of the means received from other clients in favour of the Broadcaster on the accounts of the Agency, but yet not sent to the settlement account of the Broadcaster. In case of returning of the whole sum of the contract or payment, money resources shall be returned to the client in roubles in the same sum that was received. Upon partial return the sum of roubles shall be defined proportionally to reduction of the sum of the contract or payment. The Agency shall be obliged to notify the Broadcaster on realization of the above mentioned transfers in 3-day term.

In case of insufficiency or absence of the money resources belonging the
Broadcaster and necessary for realization of return to the client on the settlement account of Agency, the Broadcaster in ten-day term from the moment of receipt of the letter from the Agency with the requirement on the return shall transfer to the settlement account of the Agency (or the corresponding client on the basis of the financial assignment of the Agency) the corresponding sum in full.

In cases when the money resources received earlier in a foreign currency should be returned to the client according to the contract with the latter:

o    if money resources are transferred by the Agency to the Broadcaster, the
     Broadcaster shall be obliged in ten-day term to transfer the sum subject to returning to the client-non-resident in the corresponding foreign currency to the transit currency account of the Agency, and the Agency in its turn shall carry out return of the received money resources to the corresponding client. Ten-day term shall be estimated from the moment of receipt by the
     Broadcaster of the letter from the Agency with the requirement on the return confirmed by corresponding documents with the client-non-resident;

o    if money resources are not transferred to the Broadcaster and still are on the transit currency account of the Agency, the latter shall transfer to the corresponding client the sum subject to returning in the corresponding foreign currency.

4.11. In case of occurrence of difficulties with unequivocal identification of money resources as the payments received in connection with execution by the
Parties of obligations under the present Agreement, terms of transfer of the money resources established by para 4.6., 4.7. can be prolonged.

THE PROCEDURE OF PRESENTING THE REPORTING DOCUMENTS

4.12. Upon transfer of money resources to the Broadcaster the Agency shall direct to the Broadcaster simultaneously with a copy of the payment assignment the report (notice) of the Agency on the paid transactions with the detailed decoding of the sum of payment:

a) The sum of the payment received to the settlement and/or transit currency account of the Agency under concluded contracts including value added tax;

b) The sum left on the settlement account of the Agency on account of payment of the commission and services of the Agency including value added tax;

c) The period of time within which services on accommodation of advertising should be rendered for which payment is carried out.

The Broadcaster at presence of objections under the presented report shall within 10 (ten) calendar days from the moment of its reception direct to the
Agency written objections. At absence of the objections in the specified term the report shall be considered accepted, and the assignment executed.

4.13. Upon termination of the reported month (up to the fifteenth date of the month following the reported one) the Parties shall make a bilateral Act to specify:

o    Actual gross revenues of the Broadcaster in the reported period, consisting from:

          o    Sales revenues on regional advertising transactions entered into by the Agency;

          o    Sales revenues on advertising transactions entered into by the
               Broadcaster (or any authorized persons) with the Clients
               regarding placement of regional advertising;

          o    Non-sale income (penalties, fines) and/or release-money collected by the Agency in the reported month under transactions on
               rendering services on accommodation of the regional advertising concluded by the Agency.

o    The sum of receipts in the reported period under the contracts concluded by the Agency, including as payment of services on accommodation of advertising in the reported, previous and future periods;

o    The sum of the compensation, due to Agency for the accounting period;

o    The sum of the money resources paid to the Agency as payment of compensation, including payment for the reported period and the advance payment on account of the future period and payment for the previous periods;

o    The sum of cost of the services rendered by the Agency in the reported period;

o    The sum of the money resources paid to the Agency as payment for the rendered services, including payment for the reported period and the advance payment on account of the future period and payment for the previous periods;

o    Other information that the Parties will find necessary to reflect in the
     Act.

4.14. The Agency shall be obliged to give to the Broadcaster the invoice on the commission and the rendered services not later than the 15th day of the month following the reported one.

4.15. The directed Act should be approved within five business days by the
Broadcaster, or within the specified term motivated objections to the Act should be directed. At presence of motivated objections of the Broadcaster an Act on indicating the measures on satisfaction of the reasonable claims shall be made by the Parties.

At absence within the specified term of any answer from the Broadcaster regarding the directed Act, the Act shall be considered approved.

4.16. In case of formation of debts of the Broadcaster before the Agency, specified in the corresponding Act, the Agency shall after the 15th day of the month following the reported one keep the sum of the given debts from the money resources coming from clients belonging the Broadcaster to the settlement account of the Agency not expecting any additional instructions thereon from the
Broadcaster.

4.17. The Parties have defined that the commission calculated according to conditions of the present Agreement and paid to the Agency shall also provide covering of all possible charges of the Agency on execution of the commission assignment given to them, including charges on payment of compensation to sub-commission agents, in this connection these charges of the Agency shall not be subject to any additional compensation by the Broadcaster.

4.18. CALCULATION OF PLANNED VALUES:

4.18.1. Under condition of maintenance of conditions of the exclusivity specified in the present Agreement and proceeding from the volumes of advertising time coordinated above and opened by the Broadcaster, the Agency shall undertake to provide realization of services of the Broadcaster on accommodation of Regional advertising so that the sum of gross revenues (minus compensation to the Agency) received by the Broadcaster for accommodation of
Regional advertising on air of the Broadcaster, and calculated for a calendar year in conformity with the technique coordinated by the Parties shall make not less than a rouble equivalent of the sum specified in Appendix 1 to present
Agreement.

The Parties have agreed annually, since 2006, not later than October 01st of the corresponding year to coordinate (to sign) Appendices to present Agreement with definition of the sums of the gross revenue of the Broadcaster for the next year.

Final settlement of the sum of the actual gross revenues calculated for a calendar year according to the technique coordinated by the Parties, shall be made annually not later on March 01st of the year following the reported one, hereunder the sum of actual gross revenues shall decrease for the sum of the
Doubtful bill receivable. Further the Parties shall check conformity of planned values (specified in Appendix 1 to the present Agreement with reference to 2006 and coordinated by the Parties further for 2007, 2008, 2009 and 2010) to the actual sums of gross revenues of the Broadcaster. The present calculation shall be applied with a view of execution of conditions of para 4.18.2. and 8.6. of the present Agreement.

4.18.2. In cases:

o    of default by the Broadcaster of the guarantees on maintenance of conditions of exclusivity of activity of the Agency, on granting advertising volumes (advertising time) specified in the present Contract;

o    of the essential dynamics of the market occurred as a result of force majeure circumstances or an economic crisis,

o    of change of the dollar exchange rate established by the Central Bank of the Russian Federation, in relation to the Russian rouble more than for 15
     %,

the Parties will coordinate respective alteration of total sums of gross revenues of the Broadcaster stipulated in Appendix 1 by signing additional agreements.

The Parties shall also agree that revision of total sums of gross revenues of the Broadcaster specified in Appendix 1 shall occur in the event if the Agency does not start realization of services of the Broadcaster on accommodation of regional advertising for the reasons, not dependent on the Agency.

                             5. LIABILITY OF PARTIES

5.1. In the event of non-performance or the improper performance by a Party of its obligations hereunder, such Party shall be liable for damages to the other
Party resulting from such non-performance or improper performance.

5.2. If either Party delays any payments hereunder, it shall be liable for a penalty of 0.04% (four-hundredths of a percent) on the outstanding amount for each day of delay upon the demand of the other Party, but not more than 10 % of the untimely paid sum.

5.3. In the event of a breach by the Broadcaster of its obligations with regard to broadcasting ads (by failing to place ads within the Network Program Blocks and Regional Windows, changing time spots and/or sequencing of airing of the regional advertising, broadcasting advertising with deviations in terms of quality- no audio track, interference, and timing, content or version irregularities, etc.), the Broadcaster shall upon the demand of the Agency indemnify the claims of any third party claims under existing contracts to the
Agency. In the event that the Agency incurs expenses relating to the clients'
claims due to the Braodcaster's failure to perform its obligations, the
Broadcaster shall reimburse the Agency for any such expenses confirmed with documents upon the demand of the Agency (within the limits stipulated by subpara
8 of para 3.2.1. of the present Agreement).

5.4. In case of accommodation of the Unauthorized advertising in the Network program blocks and Regional windows, the Broadcaster shall upon demand of the
Agency pay in favour of the latter the penalty at the rate of the rouble equivalent (at the rate of the Central Bank of the

Russian Federation at the date of payment) USD 100,00 (Hundred US dollars) for each airing of the Unauthorized advertising.

5.5. The Broadcaster shall not be liable for the failure to broadcast advertising within the Network Program Blocks and Regional windows through the
Agency's fault. If the infringement of the conditions of accommodation of advertising was the result of inadequate execution by the Agency of the obligations taken up under the present Agreement, the Agency shall undertake to settle independently all claims of clients, to compensate to the Broadcaster possible damage (the missed benefit) and shall have no right to burden the
Broadcaster by obligations under such contracts accepted by the Agency before
Clients.

5.6. The Agency shall bear responsibility for the validity of the contracts concluded by it on behalf of the Broadcaster.

5.7. All payments under penal sanctions under the present Agreement expressed in
US dollars, shall be made in roubles at the rate of the Central Bank of the
Russian Federation at the date of payment.

All penal sanctions under the present Contract can be applied at the discretion of the Parties and shall be considered due to payment in case of and from the moment of issuing of the corresponding pro-forma invoice for them. The penal sanctions due to payment according to the present paragraph shall be paid by a guilty Party within 5 (five) days from the moment of issuing the corresponding invoice.

                         6. FORCE MAJEURE CIRCUMSTANCES

          6.1. The Parties shall be relieved from the responsibility for default or inadequate execution of obligations under the present Agreement if the appropriate execution occurred to be impossible due to action of force majeure,
i.e. extreme and unpreventable circumstances under the given conditions, e.g.:
acts of God, fires, military actions, revolutions, strikes, changes in the legislation, acceptance of obligatory statutory acts of the Russian Federation or the Territory, not planned performances on air of statesmen (the President,
Chairman of the Government, Chairman of Council of Federation and Chairman of
the State Duma of Federal Assembly (the Maximum legislature) Russian Federation and other circumstances, not dependent on will of the Parties.

          6.2. The Party for which the impossibility of execution of obligations under the present Agreement occurred, shall be obliged to inform the other Party immediately on occurrence and termination of the circumstances specified above not later than five business days. In this case representatives of the Parties should consult in the shortest terms with each other and coordinate measures which should be accepted by the Parties.

          The fact of occurrence of such circumstances and their duration should be confirmed by the documents which have been issued by the corresponding authorised bodies or the organizations.

          6.3. Not-notice or the untimely notice on the occurrence of such circumstances shall deprive of the right to refer to any of these circumstances, as to the basis for relieving the Party having committed not-notice or the untimely notice from the responsibility for untimely execution of obligations.

          6.4. In case if advertising has not been aired in Network program blocks and Regional Windows in connection with occurrence of the above-stated
circumstances, the Broadcaster shall in coordination with the Agency place the remaining advertising during similar time and in similar programs, and if such accommodation is not possible carry out returning to the clients the preliminary paid sums for the regional advertising not aired in Network program blocks and
Regional Windows.

                              7. DISPUTE RESOLUTION

7.1 All disputes and controversies arising out of or relating to the present
Agreement shall be resolved through negotiations between the Parties.

7.2 If the Parties fail to come to a settlement, the dispute shall be submitted for resolution to the Moscow Arbitration Court.

                         8. VALID TERM OF THE AGREEMENT

8.1. The present Agreement shall inure from the moment of signing, be extended to the relations of the Parties arisen since January 01st, 2006 and operate till the moment of performance of the obligations by the Parties.

8.2. The present Agreement can be terminated before expiry of its valid term upon consent of the Parties at any time.

8.3. Upon unilateral cancellation of the Contract the Party-initiator shall be obliged to direct to other Party the notice in writing not later than 180
(Hundred eighty) days prior to the date of its cancellation. The form for such application is the registered mail with the notice.

Hereunder the Party-initiator of pre-schedule cancellation shall be obliged to pay to other Party release-money equal to:

o    upon cancellation of the present Agreement under the initiative of the
     Broadcaster - 15% (Fifteen percent) of the sum of actual gross revenues of the Broadcaster from rendering services on accommodation of Regional advertising in Network program blocks and the Regional Windows distributed by the Broadcaster, for six full calendar months, preceding the date of cancellation of the Agreement;

o    upon cancellation of the present Agreement under the initiative of the
     Agency - the sum of actual gross revenues of the Broadcaster from rendering services on accommodation of Regional advertising in Network program blocks and the Regional Windows distributed by the Broadcaster, for six full calendar months, preceding the date of cancellation of the Agreement.

Payment of the release-money shall occur within 30 days from the moment of cancellation of the Agreement.

Calculation of the release-money shall be made in standard units - US dollars, and payment - in Russian roubles at the rate of the Central Bank of the Russian
Federation for the date of transfer of money resources.

8.4. I for the date of receipt of the notice on preschedule cancellation of the
Agreement (para 8.2., 8.3. of the present Agreement) by the Agency according to the present Agreement contracts with clients are already concluded on accommodation of the Regional advertising, and the termination of accommodation of such Regional advertising is stipulated after the date of preschedule cancellation of the present Agreement, the Agency shall within 10 (Ten) business days present to the Broadcaster the list of contracts with clients which action will not expire for date of preschedule cancellation of the present Agreement indicating to the essential conditions of the specified contracts: the counterpart under the contract; the period of rendering services under the contract, cost of services under the contract (the general cost and the cost of services which should be rendered after the date of preschedule cancellation of the present Agreement).

The Broadcaster shall be obliged within 10 (Ten) business days from the moment of receipt of the specified list to inform the Agency what contracts concluded with clients should be terminated having directed the corresponding notice to the Client thereon (subpara ((5)) para 3.2.1. ((e)) of the present Agreement).
In the event if under contracts which the Agency should terminate clients have carried out advance payments, the Broadcaster shall be obliged within the same term of (10 (Ten) business days from the moment of receipt of the specified list from the Agency) to transfer to the settlement/transit currency account of the
Agency the sum of the advance payment subject to returning to the Client.

Under other contracts, obligations on which will not be completely executed for date of cancellation of the present Agreement, the Agency shall be obliged to transfer to the Broadcaster all the rights and duties in full under the contracts concluded by the Agency with the Clients.

8.5. Upon expiry of the valid term of the present Agreement it can be prolonged upon the agreement of the Parties.

8.6. In case of essential default by the Agency on the results of fiscal year
(on 10 (ten) % and more) of the task of maintenance of realization of services of the Broadcaster on accommodation of Regional advertising so that gross revenues of the Broadcaster make not less than the sums coordinated by the
Parties as scheduled gross revenues of the Broadcaster for corresponding year
(for 2006 - a preamble of Appendix 1 to the present Agreement), the present
Agreement cannot be terminated by the Broadcaster without carrying out of preliminary talk of the Parties. The Parties shall undertake not later than on
March 10th of the year following the reported one to carry out negotiations, determine an opportunity and coordinate conditions of the further teamwork. If the Parties do not reach the agreement as a result of such negotiations as per the term specified above, the Broadcaster shall have the right to terminate the present Agreement due to the specified default by the Agency of the task
(hereunder the provision on payment by the Broadcaster of the release-money to the Agency shall not be applied).

                                9. MISCELLANEOUS

9.1. The present Agreement shall be made and signed in duplicate of equal validity, one copy for each Party.

9.2. All statements, amendments and supplements to the present Agreement shall be valid only provided that the same shall be in writing and signed by the authorized representatives of the Parties.

9.3. All Supplements and appendices to the present Agreement shall constitute an integral part hereof.

9.4. The unilateral refusal to perform the obligations or unilateral modification of the terms of this Agreement shall not be permitted, except as set forth herein.

9.5. Reorganization, change of ownership pattern, structure of founders and/or structure of executive bodies (individual and/or collective) of the Parties shall not be the basis for termination and/or change of the conditions stated in the present Agreement.

9.6. All terms of the present Agreement shall be confidential.

          Each Party shall make every effort to prevent the access of any third party to the confidential provisions of the present Agreement other than upon the consent of the other Party.

          Upon the demand of any authorized governmental agency (law-enforcement agencies, tax authorities, etc), one of the Parties may disclose to them the provisions of the present Agreement without the prior consent of the other
Party.

          In case of breach of the provisions of this paragraph by a Party, such
Party shall be liable for the damages incurred by the other Party.

9.7 The headings of the Articles of the present Agreement have been inserted for convenience only and shall in no way restrict or expand the meaning of any of the provisions thereof.

9.8 The Parties shall immediately give to each other a written notice in case of any change in their corporate Forms, addresses, bank or other essential details.

9.9 The Parties shall deliver to each other all and any notices and requests regarding the performance of provisions of the present Agreement to the addresses, fax numbers and telephone

numbers agreed upon herein by courier service with a follow-up fax transmission.
Notices and requests shall be deemed sufficiently given:

          o    In the case of courier delivery - upon the date of delivery, if it occurs from 10 to 18.00 Moscow time;

          o    In the case of fax transmission -upon the date of the dispatch, if it occurs from 10 to 18.00 Moscow time.

                    LEGAL, ACTUAL ADDRESSES AND BANK DETAILS
                           AND SIGNATURES OF PARTIES:

               AGENCY:                                BROADCASTER:

               [SEAL]                                    [SEAL]

                                   APPENDIX 1
                   to the Contract # ______ dated _______ 2006
                  (hereinafter referred to as the "Agreement")

     _____ __________   ___                                         _______ 2006

__________________ hereinafter referred to as the "Broadcaster" in the person of
___________, acting on the basis of ___________________________________________, on the one hand, and ___________________________________________, hereinafter referred to as the "Agency" in the person o________________________, acting on the basis ____________, on the other hand, jointly referred to as the "Parties", have signed the present Appendix on the principles of establishing of cost of services on accommodation of Advertising in the Network program blocks and
Regional Windows when concluding by the Agency of contracts with clients:

Proceeding from the fact that the Parties have agreed that provided maintaining the conditions of the exclusivity specified in para 3.1.1. of the Agreement, and a the audience share level specified in para 1.3. of the present Appendix, the
Agency plans to provide realization of services of the Broadcaster on accommodation of Regional advertising so that the scheduled sum of gross revenues of the Broadcaster (taking into account the sum of the commission and cost of services of the Agency) within the period from January 01, 2006 till
December 31st, 2006, realized by the Agency, shall make not less than a rouble equivalent of ________________________ US Dollar (________________ US dollars)
including VAT (18%), hereunder the dollar equivalent of the realization shall be calculated on a monthly basis at the rate of the Central Bank of the Russian
Federation for the last day of the month, with the following distribution of planned the income per month:

     o    January - [_];

     o    February - [_];

     o    March - [_];

     o    April - [_];

     o    May - [_];

     o    June - [_];

     o    July - [_];

     o    August - [_];

     o    September - [_];

     o    October - [_];

     o    November - [_];

     o    December - [_].

          The Agency shall take all necessary effort that any possible deviations from the specified planned income of the Broadcaster per month shall not exceed 10 (Ten) percent.

          1. The Parties shall agree on the principal factors to be considered in determining the price in connection with the placement of Advertising within the Network Program Blocks under the contracts entered into by the Agency with
Clients.

          The basis for Advertising order for realizing the Advertising services shall be the combination of technical, sociological and economic factors that define the conditions required in connection with the provision of advertising services under a particular transaction. The input data used for determining the price of services to be provided under a particular Advertising Order shall be determined by the Agency in consultations with the Client at the time of developing the media strategy and shall comprise the data on timing and geographical region of a particular advertising campaign, client's total advertising budget, target audience of advertising or promotion materials, information on the Client competitors' market and any other details required for structuring a particular advertising campaign.

          The Parties have agreed that the composing of the contractual cost of services rendered upon a definite Advertising order bears multi-factor, multi-functional character, taking into account the lack of unit measures for determining the quantitative volumes of services. .

          When entering into a contract with a Client and determining the price of services, the Agency shall take into consideration the following factors:

          1.1. Current price policy of the Broadcaster.

          Price policy for the following periods shall be defined by the Parties in Additional agreements.

          In case of changing of objective circumstances, changes in advertising opportunities of the Broadcaster, non-providing of exclusivity conditions of the
Agency's activity, advertising volumes coordinated in the Agreement, changes of the dollar exchange rate to the Russian rouble established by the Central Bank of the Russian Federation for more than 15%, in case of the essential dynamics of the market occurred as a result of force majeure circumstances or an economic crisis the specified conditions can be reconsidered.

          1.2. The program policy of the Tele-channel.

          1.3. Audience share level of the Tele-channel and the way of the
Tele-channel signal distribution (with the aim of maintenance of technical scope).

          The Parties shall agree that in 2006 the average annual of
"CTC-Moscow" tele-channel audience share for the audience ((6-54)) (audience age) in the Territory should make 13.62.

          In any case, the average annual Tele-channel audience share should not be essentially less than the average annual parameters of the Tele-channel audience share in 2005.

          The Parties shall agree that the deviation of parameters of an average
Tele-channel audience share for less than 15 % shall not be considered essential.

          The data of the independent media monitoring company "TNS Gallup
Media" recognized by the Parties shall be used to determine the specified parameters of the audience share.

          The Broadcaster will take all necessary efforts to distribute within the Territory programs of the Broadcaster with the Regional advertising placed therein presented by the Agency during the valid term of the present Agreement.

          1.4. Tele-channel air environment (accounting of the programs aired with other channels at the same time).

          1.5. Changes in the Broadcaster's technical capabilities:

o    Increased reach through better quality of signal distribution.

o    Increased reach through transmitters' increased output capacity.

o    Licenses obtained for new frequencies.

          1.6. Positioning

          Positioning shall suppose placement of certain advertising and promotional materials in the opening, closing or other particular position within an advertising block.

          1.7. Fixed placement

          Fixed placement shall suppose placement of advertising and promotional materials in particular programs or advertising blocks or on dates designated by the Client.

          1.8. Floating placement

          Floating placement shall suppose placement of advertising and promotional materials by selecting programs and dates independent of the Client based on the given large-scale positions of the Advertising Order.

          1.9. Seasonality of advertising campaign.

          Seasonal variations in the demand for placement of advertising and promotional materials within the Network Program Blocks and Regional windows from the clients.

3.12. Competition requirements of an advertising campaign:

o    Rendering of services on placing advertising and promotional materials of the client with the requirement of the latter on the absence of advertising of competing products or producers.

o    Placement with the requirement on putting advertising and promotional materials of the client in the definite programs or advertising blocks near to the advertising of competing products or services.

          1.6. Positioning.

          Positioning assumes accommodation of promotional materials-information on first, last position or in a concrete place in the advertising block.

          1.7. The Fixed accommodation.

          The fixed accommodation assumes accommodation of promotional materials-information in those programs or advertising blocks, and those days which were chosen by the customer.

          1.8. Floating accommodation.

          Floating accommodation assumes accommodation of promotional materials-information by a choice of programs and dates irrespective of the customer in view of the set integrated positions of the Advertising order.

          1.9. Seasonal prevalence of carrying out of an advertising campaign.

          Seasonal fluctuations of demand for services on accommodation of promotional materials-information in network program blocks and windows of a regional announcement from customers.

          1.10. Competition of carrying out of an advertising campaign.

               o    Rendering of services on accommodation of promotional
                    materials-information of the customer with the requirement of the last about absence a number of advertising of the
                    competing goods or manufacturers.

               o    Accommodation with the requirement of putting the
                    promotional materials-information of the client within
                    certain programs or advertising blocks near to advertising of certain goods or services.

          1.11. Broadcasting Region.

          Choice of the Russian Federation regions for accommodation of Regional advertising upon certain parameters (quantity of settlements; total number of population; level of income of the population; amount of the population in concrete region Russian Federation with the opportunity to accept programs of network program blocks and regional windows and other parameters).

          1.12. Advertising in one promotional material of the goods and/or services of several advertisers or several advertising objects.

          1.13. Accommodation of promotional materials inside the programs and interprogram advertising blocks.

          1.14. Accommodation of promotional materials within certain time intervals (including among others prime time).

          1.15. Macroeconomic factors.

o    Consumer purchasing power;

o    Per capita income growth rate;

o    Change in the cost of the consumer basket and consumer prices for a particular target group.

          4. The Broadcaster shall direct the Agency to determine the price under each Advertising Order for placement of advertising and promotional materials within the network program blocks and regional windows taking into account the above-mentioned factors significantly influencing the form of the rendered services and, correspondingly, to establishing the contractual price of a certain Advertising order.

          5. The present Appendix shall come into effect from the date of its execution and shall be an integral part of the Agreement.

          6. The present Appendix shall be made and signed in two equally binding counterparts with one copy for each Party.

                             SIGNATURES OF PARTIES:

Agency:                                 The Broadcaster:

-----------------------------           -----------------------------

-----------------------------           -----------------------------
Stamp                                   Stamp

                                   APPENDIX 2
                  to the Agreement # ______ dated _______ 2006
                  (hereinafter referred to as the "Agreement")

     _____ __________ ___                                           _______ 2006

__________________ hereinafter referred to as the "Broadcaster" in the person of
___________, acting on the basis of ___________________________________________, on the one hand, and ___________________________________________, hereinafter referred to as the "Agency" in the person o________________________, acting on the basis ____________, on the other hand, jointly referred to as the "Parties",

          1. According to conditions of subparagraph 2.1.2. of the Agreement the
Agency shall undertake on the payable basis to carry out the following set of services/works for the Broadcaster:

          1.1. To render to the Broadcaster service on maintenance of access to the adapted version of the computer program ((Automatized system of advertising placement)) (further - ACPP), containing the data on placement of Regional advertising and to support its work in proper condition.;

          1.2. To predict ratings of advertising blocks, broadcast time intervals, etc. Ratings shall be understood within the limits of the present
Appendix as the audience of the advertising block, time interval, etc. in
_____________, expressed in percentage in relation to the aggregate number of the potential audience in _____________. Ratings shall be calculated on the basis of the data of Joint-Stock Company ((TNS GALLOP MEDIA)) for the specified target audience.

          1.3. To carry out calculation of actual ratings, shares and other parameters of the audience of the Broadcaster in _____________.

          1.4. To exercise actual analysis of the advertising campaign; to compare prognosis ratings with actual ones.

          1.5. To render services on planning of the advertising campaigns in the adapted version of the computer program ACPP:

          o    To render services on media planning (drawing up of advertising placement schedules on air of the Broadcaster) under the
               transactions concluded by the Agency, including:

                    o    specifying in ACPP program the time-keeping and the
                         version of advertising, the name of the goods;

                    o    Under the special instruction of the Broadcaster
                         carrying out the media planning in conformity with the
                         placement status: fixed and/or floating.

          o    To render services on check, updating and specification of the advertising placement schedules presented to clients and transfer the final information in the adapted version of ACPP computer program;

          o    To carry out current updating of the prior introduced advertising placement schedules to the adapted version of ACPP computer program;

          o    To render services on placement of floating advertising orders under all transactions on advertising placement.

          1.6. To render services on designing (filling) the adapted version of the computer program:

          1.6.1. transform the viewing grids received from the Broadcaster, allocating time intervals for Regional advertising placement therein.

          1.6.2. Transfer the information from the viewing grid received from the Broadcaster on paper (and/or electronic unit) to the adapted version of
ACPP computer program;

          1.6.3. Carry out current updating of the earlier introduced information according to the information received from the Broadcaster on changes of the viewing grid and/or advertising volumes of the Broadcaster.

          To consider the specified information and according thereto carry out current updating of viewing grid special variants.

          1.6.4. Make and constantly fill up in the adapted version of the computer program the following catalogues:

          o    The catalogue containing the list of clients placing Regional advertising;

          o    The catalogue containing the list of names of commodity brands placed in Regional advertising blocks.

          1.7. To adjust advertising volumes in Regional Windows, including that depending on classification of promotional materials regarding the goods class.

          1.8. To carry out adaptation of the commercials accepted for placement under transactions concluded by the Agency.

          1.9. To carry out pre-air processing of advertising blocks:

          a) To supervise compatibility of promotional materials in one advertising block in Regional Windows;

          b) To define possibility of placement of social advertising in air broadcasting time not filled by commercial advertising.

          1.10. To check promotional materials on conformity with requirements of the legislation on advertising, to technical requirements and the editorial policy of the Broadcaster.

          1.11. To carry out delivery of video-units with record of the promotional material, a accompanying and working documentation received from clients to address of the Broadcaster;

          1.12. To form and present to the Broadcaster the data for drawing up air notices for all advertising campaigns placed on air of the Broadcaster (in
Network program blocks and Regional Windows) except for network advertising campaigns (network advertising).

          1.13. To organize and conduct claim and action work under contracts with the clients who have not executed the transaction (not paid services of the
Broadcaster on advertising placement), including among others to render the methodical help in this work if it is conducted by the departments of the
Broadcaster.

          1.14. To receive from clients, register, systematize and present on a monthly basis in electronic and paper form in the format adapted for further use by the Broadcaster, the information on authors of music, text and video row used in commercials placed on air of the Broadcaster (in Network program blocks and
Regional Windows except for network advertising campaigns (network advertising).
The form of presenting the information is specified in the Appendix 3 to the
Agreement.

          2. Works/services specified in paragraph 1 of the present Appendix shall be paid for by the Broadcaster according to the provisions of the
Agreement.

          3. The present Appendix shall be made and signed in two equally binding counterparts with one copy for each Party.

                             SIGNATURES OF PARTIES:

Agency:                                 The Broadcaster:

-----------------------------           -----------------------------

-----------------------------           -----------------------------
Stamp                                   Stamp

                                   APPENDIX 3
                  to the Agreement # ______ dated _______ 2006
                  (hereinafter referred to as the "Agreement")

     _____ __________ ___                                           _______ 2006

__________________ hereinafter referred to as the "Broadcaster" in the person of
___________, acting on the basis of ___________________________________________, on the one hand, and ___________________________________________, hereinafter referred to as the "Agency" in the person o________________________, acting on the basis ____________, on the other hand,

          jointly referred to as the "Parties",

          1. According to the provisions of the Agreement the Parties have agreed the following form of presenting by the Agency to the Broadcaster of the information on authors of music, text and video row used in the commercials placed on air of the Broadcaster:
________________________________________________________________________________

     The generalized data on the copyrights used in commercials distributed within the Territory
                     ______________ in _____________________
                              in __________ (year):

                       Commercial     Airing                           Duration,
Commercial   Version   time-keeping   amount   Genre   Name   Author   sec
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          General director

                                   (               )
          ------------------------  ---------------
          Stamp

          ----------------------------------------------------------------------

          2. In all the rest the Parties shall be governed by the provisions of the Agreement.

          3. The present Appendix shall be made and signed in two equally binding counterparts with one copy for each Party.

                             SIGNATURES OF PARTIES:

Agency:                                 The Broadcaster:

------------------------                ----------------------------

------------------------                ----------------------------
Stamp                                   Stamp

                                   APPENDIX 4
                  to the Agreement # ______ dated _______ 2006
                  (hereinafter referred to as the "Agreement")

     _____ __________ ___                                           _______ 2006

__________________ hereinafter referred to as the "Broadcaster" in the person of
___________, acting on the basis of ___________________________________________, on the one hand, and ___________________________________________, hereinafter referred to as the "Agency" in the person o________________________, acting on the basis ____________, on the other hand,

          jointly referred to as the "Parties",

          have signed the present Appendix as follows:

          1. According to the provisions of the Agreement the Parties have agreed that:

          1.1. The commission of the Agency for execution of transactions with clients shall make 5% (Five percent) of the actual gross revenues of the
Broadcaster (not taking into account the value added tax) in the given reported period.

          1.2. Cost of the Agency services according to paragraph 2.1.2. of the present Agreement shall make 10% (Ten percent) of the actual gross revenues of the Broadcaster (not taking into account the value added tax) in the given reported period.

          2. In all the rest the Parties shall be governed by the provisions of the Agreement.

          3. The present Appendix shall be made and signed in two equally binding counterparts with one copy for each Party.

                             SIGNATURES OF PARTIES:

Agency:                                 The Broadcaster:

------------------------                -----------------------------

------------------------                -----------------------------
Stamp                                   Stamp

                                   APPENDIX 5
                  to the Agreement # ______ dated _______ 2006
                  (hereinafter referred to as the "Agreement")

     _____ __________ ___                                           _______ 2006

__________________ hereinafter referred to as the "Broadcaster" in the person of
___________, acting on the basis of ___________________________________________, on the one hand, and ___________________________________________, hereinafter referred to as the "Agency" in the person o________________________, acting on the basis ____________, on the other hand, jointly referred to as the "Parties", have signed the present Appendix as follows:

          1. According to the provisions of the Agreement the Parties have agreed on the following form of the Act of acceptance-transfer of video-units with recorded promotional materials:
________________________________________________________________________________

                           ACT ON ACCEPTANCE-TRANSFER
                         to the Agreement # ____________
                              dated _________ 2006

     _____ __________ ___                                           _______ 2006

__________________ hereinafter referred to as the "Broadcaster" in the person of
___________, acting on the basis of ___________________________________________, on the one hand, and ___________________________________________, hereinafter referred to as the "Agency" in the person o________________________, acting on the basis ____________, on the other hand,

          jointly referred to as the "Parties",

          have executed the present Act as follows:

          1. Under the present Act the Agency has transferred, and the
Broadcaster has accepted video-units in the amount of ______ (_______________);
______________________________ (necessary identifiers).

          2. The present Act shall inure from the moment of its signing.

          3. The Present Act shall be made in two equally binding counterparts with one copy for each Party.

                            SIGNATURES OF THE PARTIES

      Broadcaster                                                 Agency

----------------------                                    ----------------------
 (             ) Stamp                                     (             ) Stamp
  -------------                                             -------------

________________________________________________________________________________

          2. In all the rest the Parties shall be governed by the provisions of the Agreement.

          3. The present Appendix shall be made and signed in two equally binding counterparts with one copy for each Party.

                             SIGNATURES OF PARTIES:

Agency:                                 The Broadcaster:

-------------------------               ----------------------------

-------------------------               ----------------------------

Stamp                                   Stamp

          IT IS COORDINATED:

Company:                                CTC:

------------------------                ---------------------------
(I.A.Matyushenko)                       (A.E.Rodnyansky)
Stamp                                   Stamp. ____

                                        ---------------------------
                                        (V.S.Hanumyan)